-----------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 19, 1999





                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)


     Delaware                         333-83541                  13-3836437
--------------------------           ----------                  ----------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)



  245 Park Avenue
  New York, New York                                              10167
-----------------------                                          -------
  (Address of Principal                                         (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 272-4095
                                                    ---  --------
-----------------------------------------------------------------

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------

         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         19.1. Servicing Certificates for Home Equity Loan-Backed Notes and Certificates, Series 1999-1 (the "Securities"), for the July, August, September, October, November and December 1999 distributions to holders of the Securities.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BEAR STEARNS ASSET BACKED
                                           SECURITIES, INC.



                                          By: /s/ Jonathan Lieberman
                                             --------------------------
                                                  Jonathan Lieberman
                                                    Managing Director



Dated:  January 12, 2000

                                 EXHIBIT INDEX
                                 -------------

         Exhibit No.
         -----------

19.1 Servicing Certificates for Home Equity Loan-Backed Notes and Certificates, Series 1999-1(the "Securities"), for the July, August, September, October, November and December 1999 distributions to holders of the Securities.



            Home Equity Loan-Backed Term Notes, GMACM Series 1999-1
                            Payment Date 07/19/1999

Servicing Certificate
Beginning Pool Balance                                                           181,375,839.80
Ending Pool Balance                                                              182,633,360.34
Principal Collections                                                              8,068,370.66
Principal Draws                                                                    9,325,891.20
Net Principal Collections                                                                    -


Mortgage Loan Principal balance current period                                   182,633,360.34

Interest earned on Pre-Funding Account                                               122,556.72
Interest earned on Funding Account                                                            -
Interest Collections                                                               1,175,727.87
Excess Spread                                                                              0.00


Weighted Average Net Loan Rate                                                         8.03159%
Substitution Adjustment Amount                                                             0.00

Note Rate                                                                               5.2900%

Term Notes                                                                           Amount              Factor
Beginning Balance                                                                250,000,000.00       1.0000000
Ending Balance                                                                   250,000,000.00       1.0000000
Principal                                                                                  0.00       0.0000000
Interest                                                                           1,175,555.56     117.5555560
Interest Shortfall                                                                         0.00       0.0000000
Security Percentage                                                                     100.00%

Variable Funding Notes                                                                 Amount
Beginning Balance                                                                          0.00
Ending Balance                                                                     1,257,520.54
Principal                                                                                  0.00
Interest                                                                                   0.00
Interest Shortfall                                                                         0.00
Security Percentage                                                                       0.00%



Certificates                                                                               0.00


Funding Account Balance                                                          Total Amount
                                                                            -------------------
Beginning Balance                                                                          0.00
Ending Balance - Monthly Interest Earnings                                                 0.00
Ending Balance  - Related to Subsequent Loan Transfers
   and Addtional Balances                                                                  0.00
                                                                            -------------------
                                                   Total Ending Balance                    0.00


Total Funding Account Deposit (including Net
   Principal and OverCollateralization)                                               95,645.70
Current Month Net Principal Collections                                                    0.00
Current Month Subsequent Transfer Loan Acquired                                            0.00
Additional Balances Acquired                                                               0.00

Pre-Funding Account Balance
Beginning Balance                                                                          0.00
Ending Balance                                                                    68,624,160.20
Current Month Subsequent Transfer Loan Acquired                                            0.00

Capitalized Interest Account Balance
Beginning Balance                                                                    875,434.61
Interest Earned                                                                        1,563.45
Ending Balance                                                                       876,998.06


Beginning Overcollateralization Amount                                                     0.00
Overcollateralization Amount Increase (Decrease)                                      95,645.70
Outstanding Overcollaterization Amount                                                95,645.70
Target Amount                                                                      4,375,000.00

Credit Enhancement Draw Amount                                                             0.00
Unreimbursed Prior Draws                                                                   0.00

Has a Rapid Amortization Event Occurred?                                                     No
Has a Managed Amortization Event Occurred?                                                   No
Has a Servicing Default Occurred ?                                                           No


                                                                                          Number        Percent
                                                                              Balance    of Loans     of Balance
Delinquent Loans (30 Days)                                                 790,280.65       45           0.43%
Delinquent Loans (60 Days)                                                          -        0           0.00%
Delinquent Loans (90+ Days) (1)                                                  0.00        0           0.00%
Foreclosed Loans                                                                 0.00        0           0.00%
REO                                                                              0.00        0           0.00%

(1) 90+ Figures Include Foreclosures and REO
                                                                                                       Percent
                                                                        Liquidation To-Date            of Balance
Beginning Loss Amount                                                            0.00
Current Month Loss Amount                                                        0.00                    0.00%
Ending Loss Amount                                                               0.00



            Home Equity Loan-Backed Term Notes, GMACM Series 1999-1
                            Payment Date 08/18/1999

Servicing Certificate
Beginning Pool Balance                                                           182,633,360.34
Ending Pool Balance                                                              226,831,601.74
Principal Collections                                                             11,007,424.14
Principal Draws                                                                   10,766,612.88
Net Principal Collections                                                            240,811.26


Mortgage Loan Principal balance current period                                   226,831,601.74

Interest earned on Pre-Funding Account                                               254,467.20
Interest earned on Funding Account                                                    -
Interest Collections                                                               1,412,833.77
Excess Spread                                                                        240,298.68


Weighted Average Net Loan Rate                                                         8.16278%
Substitution Adjustment Amount                                                             0.00

Note Rate                                                                               5.4700%

Term Notes                                                                           Amount           Factor
Beginning Balance                                                                250,000,000.00      1.0000000
Ending Balance                                                                   250,000,000.00      1.0000000
Principal                                                                                  0.00      0.0000000
Interest                                                                           1,139,583.33    113.9583330
Interest Shortfall                                                                         0.00      0.0000000
Security Percentage                                                                      99.50%

Variable Funding Notes                                                                 Amount
Beginning Balance                                                                  1,257,520.54
Ending Balance                                                                     1,257,520.54
Principal                                                                                  0.00
Interest                                                                               5,732.20
Interest Shortfall                                                                         0.00
Security Percentage                                                                       0.50%



Certificates                                                                               0.00


Funding Account Balance                                                          Total Amount
                                                                                ---------------
Beginning Balance                                                                     95,645.70
Interest Earned on Funding Account                                                         0.00
Additional Balances/Subsequent Loan Transfer                                               0.00
                                                                                ---------------
                                                   Total Ending Balance               95,645.70


Total Funding Account Deposit (including Net
  Principal and OverCollateralization)                                               735,577.14
Current Month Net Principal Collections                                              240,811.26
Current Month Subsequent Transfer Loan Acquired                                            0.00
Additional Balances Acquired                                                               0.00

Pre-Funding Account Balance
Beginning Balance                                                                 68,746,716.92
Interest Earned on Prefunding Account                                                254,467.20
Prior month Interest transferred to Note Payment Account                             122,556.72
Current Month Subsequent Transfer Loan Acquired                                   44,439,052.66
Ending Balance                                                                    24,439,574.74


Capitalized Interest Account Balance
Beginning Balance                                                                    876,998.06
Interest Earned                                                                        3,628.65
Funds transferred to Note Payment Account                                                  0.00
Ending Balance                                                                       880,626.71


Beginning Overcollateralization Amount                                                95,645.70
Overcollateralization Amount Increase (Decrease)                                     494,765.88
Outstanding Overcollaterization Amount                                               590,411.58
Target Amount                                                                      4,375,000.00

Credit Enhancement Draw Amount                                                             0.00
Unreimbursed Prior Draws                                                                   0.00

Has a Rapid Amortization Event Occurred?                                                     No
Has a Managed Amortization Event Occurred?                                                   No
Has a Servicing Default Occurred ?                                                           No


                                                                          Number       Percent
                                                              Balance    of Loans     of Balance
Delinquent Loans (30 Days)                                 1,155,703.09       47          0.51%
Delinquent Loans (60 Days)                                   128,546.33       4           0.06%
Delinquent Loans (90+ Days) (1)                                    0.00       0           0.00%
Foreclosed Loans                                                   0.00       0           0.00%
REO                                                                0.00       0           0.00%

(1) 90+ Figures Include Foreclosures and REO
                                                                                        Percent
                                                             Liquidation To-Date        Balance
Beginning Loss Amount                                               0.00
Current Month Loss Amount                                           0.00                  0.00%
Ending Loss Amount                                                  0.00






                                                       Home Equity Loan-Backed Term Notes, GMACM Series 1999-1
                                                                          Payment Date       09/20/1999

Servicing Certificate

Beginning Pool Balance                                                           226,831,601.74
Ending Pool Balance                                                              245,106,434.37
Principal Collections                                                             11,298,721.80
Principal Draws                                                                    9,569,383.12
Net Principal Collections                                                          1,729,338.68


Mortgage Loan Principal balance current period                                   245,106,434.37

Interest earned on Pre-Funding Account                                                87,666.17
Interest earned on Funding Account                                                            -
Interest Collections                                                               1,604,352.90
Excess Spread                                                                        294,542.21


Weighted Average Net Loan Rate                                                         8.42000%
Substitution Adjustment Amount                                                             0.00

Note Rate                                                                               5.5688%

Term Notes                                                                      Amount              Factor
Beginning Balance                                                                250,000,000.00      1.0000000
Ending Balance                                                                   250,000,000.00      1.0000000
Principal                                                                                  0.00      0.0000000
Interest                                                                           1,276,171.88    127.6171880
Interest Shortfall                                                                         0.00      0.0000000
Security Percentage                                                                      99.50%

Variable Funding Notes                                                          Amount
Beginning Balance                                                                  1,257,520.54
Ending Balance                                                                     1,257,520.54
Principal                                                                                  0.00
Interest                                                                               6,419.25
Interest Shortfall                                                                         0.00
Security Percentage                                                                       0.50%



Certificates                                                                               0.00


Funding Account Balance                                                      Total Amount
                                                                        ------------------------
Beginning Balance                                                                     95,645.70
Prior Month Principal Collections deposit                                            240,811.26
Prior Month Overcollateralization deposit                                            494,765.88
Interest Earned on Funding Account                                                         0.00
Additional Balances/Subsequent Loan Transfer                                               0.00
                                                                        ------------------------
                                                   Total Ending Balance              831,222.84


Total Funding Account Deposit (including Net Principal
  and OverCollateralization)                                                       2,111,547.06
Current Month Net Principal Collections                                            1,729,338.68
Current Month Subsequent Transfer Loan Acquired                                            0.00
Additional Balances Acquired                                                               0.00

Pre-Funding Account Balance
Beginning Balance                                                                 24,439,574.74
Interest Earned on Prefunding Account                                                 87,666.17
Prior month Interest transferred to Note Payment Account                             254,467.20
Current Month Subsequent Transfer Loan Acquired                                   20,004,171.31
                                                                        ------------------------
                                                   Total Ending Balance            4,268,602.40


Capitalized Interest Account Balance
Beginning Balance                                                                    880,626.71
Interest Earned                                                                        3,668.85
Funds transferred to Note Payment Account                                                  0.00
                                                   Total Ending Balance              884,295.56


Beginning Overcollateralization Amount                                               590,411.58
Overcollateralization Amount Increase (Decrease)                                     382,208.38
Outstanding Overcollaterization Amount                                               972,619.96
Target Amount                                                                      4,375,000.00

Credit Enhancement Draw Amount                                                             0.00
Unreimbursed Prior Draws                                                                   0.00

Has a Rapid Amortization Event Occurred?                                                     No
Has a Managed Amortization Event Occurred?                                                   No
Has a Servicing Default Occurred ?                                                           No



                                                                                                   Number       Percent
                                                                                       Balance    of Loans     of Balance
Delinquent Loans (30 Days)                                                         1,612,367.57       62          0.66%
Delinquent Loans (60 Days)                                                           257,652.02       13          0.11%
Delinquent Loans (90+ Days) (1)                                                      120,632.32       3           0.05%
Foreclosed Loans                                                                           0.00       0           0.00%
REO                                                                                        0.00       0           0.00%

(1) 90+ Figures Include Foreclosures and REO
                                                                                                                  Percent
                                                                                  Liquidation To-Date           of Balance
Beginning Loss Amount                                                                      0.00
Current Month Loss Amount                                                                  0.00                   0.00%
Ending Loss Amount                                                                         0.00





                                         Home Equity Loan-Backed Term Notes, GMACM Series 1999-1
                                                         Payment Date 10/18/1999

                                       REVISED

Servicing Certificate


Beginning Pool Balance                                                           245,106,434.37
Ending Pool Balance                                                              248,756,343.86
Principal Collections                                                             10,614,677.64
Principal Draws                                                                    7,470,082.52
Net Principal Collections                                                          3,144,595.12

Mortgage Loan Principal balance current period                                   248,756,343.86

Interest earned on Pre-Funding Account                                                16,086.02
Interest earned on Funding Account                                                     1,841.39
Interest Collections                                                               1,753,473.13
Excess Spread                                                                        617,963.62

Weoghted Average Net Loan Rate                                                         8.57904%
Substitution Adjustment Amount                                                             0.00

Note Rate                                                                               5.6713%

Term Notes                                                                        Amount              Factor
Beginning Balance                                                                250,000,000.00      1.0000000
Ending Balance                                                                   250,000,000.00      1.0000000
Principal                                                                                  0.00      0.0000000
Interest                                                                           1,102,743.06    110.2743060
Interest Shortfall                                                                         0.00      0.0000000
Security Percentage                                                                      99.50%

Variable Funding Notes                                                            Amount
Beginning Balance                                                                  1,257,520.54
Ending Balance                                                                     1,257,520.54
Principal                                                                                  0.00
Interest                                                                               5,546.89
Interest Shortfall                                                                         0.00
Security Percentage                                                                       0.50%



Certificates                                                                               0.00


Funding Account Balance                                                        Total Amount
Beginning Balance                                                                    831,222.84
Prior Month Principal Collections deposit                                          1,729,338.68
Prior Month Overcollateralization deposit                                            382,208.38
Interest Earned on Funding Account                                                     1,841.39
Additional Balances/Subsequent Loan Transfer                                       2,605,630.86
                                                   Total Ending Balance              338,980.43


Total Funding Account Deposit (including Net
  Principal and OverCollateralization)                                             3,780,486.15
Current Month Net Principal Collections                                            3,144,595.12
Current Month Subsequent Transfer Loan Acquired                                    2,605,630.86
Additional Balances Acquired                                                               0.00

Pre-Funding Account Balance
Beginning Balance                                                                  4,268,602.40
Interest Earned on Prefunding Account                                                 16,086.02
Adjustment to Prefunding Account                                                       8,034.81
Prior month Interest transferred to Note Payment Account                              87,666.17
Current Month Subsequent Transfer Loan Acquired                                    4,188,873.75
                                                   Total Ending Balance               16,183.31


Capitalized Interest Account Balance
Beginning Balance                                                                    884,295.56
Interest Earned                                                                        3,728.89
Funds transferred to Note Payment Account                                                  0.00
                                                   Total Ending Balance              888,024.45


Beginning Overcollateralization Amount                                               980,654.77
Overcollateralization Amount Increase (Decrease)                                     635,891.03
Outstanding Overcollaterization Amount                                             1,616,545.80
Target Amount                                                                      4,375,000.00

Credit Enhancement Draw Amount                                                             0.00
Unreimbursed Prior Draws                                                                   0.00

Has a Rapid Amortization Event Occurred?                                                     No
Has a Managed Amortization Event Occurred?                                                   No
Has a Servicing Default Occurred ?                                                           No


                                                                                                    Number       Percent
                                                                                         Balance    of Loans     of Balance
Delinquent Loans (30 Days)                                                          1,400,026.48       60          0.56%
Delinquent Loans (60 Days)                                                            287,852.55       11          0.12%
Delinquent Loans (90+ Days) (1)                                                       153,536.19       7           0.06%
Foreclosed Loans                                                                            0.00       0           0.00%
REO                                                                                         0.00       0           0.00%

(1) 90+ Figures Include Foreclosures and REO
                                                                                                                 Percent
                                                                                  Liquidation To-Date            of Balance
Beginning Loss Amount                                                                      0.00
Current Month Loss Amount                                                                  0.00                    0.00%
Ending Loss Amount                                                                         0.00



            Home Equity Loan-Backed Term Notes, GMACM Series 1999-1
                            Payment Date 11/18/1999

Servicing Certificate

Beginning Pool Balance                                                           248,756,343.86
Ending Pool Balance                                                              248,180,662.50
Principal Collections                                                              9,504,780.58
Principal Draws                                                                    5,961,993.37
Net Principal Collections                                                          3,542,787.21

Mortgage Loan Principal balance current period                                   248,180,662.50

Interest earned on Pre-Funding Account                                                    63.79
Interest earned on Funding Account                                                       334.11
Interest Collections                                                               1,769,739.54
Excess Spread                                                                        509,805.22

Weighted Average Net Loan Rate                                                         8.75791%
Substitution Adjustment Amount                                                             0.00

Note Rate                                                                               5.6975%

Term Notes                                                                          Amount                        Factor
Beginning Balance                                                                250,000,000.00                  1.0000000
Ending Balance                                                                   250,000,000.00                  1.0000000
Principal                                                                                  0.00                  0.0000000
Interest                                                                           1,226,545.14                122.6545140
Interest Shortfall                                                                         0.00                  0.0000000
Security Percentage                                                                      99.50%

Variable Funding Notes                                                                   Amount
Beginning Balance                                                                  1,257,520.54
Ending Balance                                                                     1,257,520.54
Principal                                                                                  0.00
Interest                                                                               6,169.62
Interest Shortfall                                                                         0.00
Security Percentage                                                                       0.50%

Certificates                                                                               0.00


Funding Account Balance                                                             Total Amount
Beginning Balance                                                                    338,980.43
Prior Month Principal Collections deposit                                          3,144,595.12
Prior Month Overcollateralization deposit                                            635,891.03
Withdraw for Prior month interest earned                                               1,841.39
Interest Earned on Funding Account                                                       334.11
Additional Balances/Subsequent Loan Transfer                                       2,967,105.85
                                           Total Ending Balance                    1,150,853.45


Total Funding Account Deposit (including Net
   Principal and OverCollateralization)                                            4,052,990.33
Current Month Net Principal Collections                                            3,542,787.21
Current Month Subsequent Transfer Loan Acquired                                    2,967,105.85
Additional Balances Acquired                                                               0.00

Pre-Funding Account Balance
Beginning Balance                                                                     16,183.31
Interest Earned on Prefunding Account                                                     63.79
Prior month Interest transferred to Note Payment Account                              16,086.02
Current Month Subsequent Transfer Loan Acquired                                            0.00
                                           Total Ending Balance                          161.08



Capitalized Interest Account Balance
Beginning Balance                                                                    888,024.45
Interest Earned                                                                        2,124.18
Funds transferred to Note Payment Account                                            888,024.45
                                           Total Ending Balance                        2,124.18


Beginning Overcollateralization Amount                                             1,616,545.80
Overcollateralization Amount Increase (Decrease)                                     510,203.12
Outstanding Overcollaterization Amount                                             2,126,748.92
Target Amount                                                                      4,375,000.00

Credit Enhancement Draw Amount                                                             0.00
Unreimbursed Prior Draws                                                                   0.00

Has a Rapid Amortization Event Occurred?                                                     No
Has a Managed Amortization Event Occurred?                                                   No
Has a Servicing Default Occurred ?                                                           No


                                                                                                       Number          Percent
                                                                                     Balance         of Loans       of Balance
Delinquent Loans (30 Days)                                                         1,548,168.55          78             0.62%
Delinquent Loans (60 Days)                                                           224,461.01          23             0.09%
Delinquent Loans (90+ Days) (1)                                                      277,468.50          21             0.11%
Foreclosed Loans                                                                           0.00           0             0.00%
REO                                                                                        0.00           0             0.00%

(1) 90+ Figures Include Foreclosures and REO
                                                                                                                       Percent
                                                                                Liquidation To-Date                  of Balance
Beginning Loss Amount                                                                      0.00
Current Month Loss Amount                                                                  0.00                         0.00%
Ending Loss Amount                                                                         0.00

                                      Home Equity Loan-Backed Term Notes, GMACM Series 1999-1
                                                             Payment Date     12/20/1999
Servicing Certificate

Beginning Pool Balance                                                        248,180,662.50
Ending Pool Balance                                                           249,204,935.81
Principal Collections                                                           9,546,867.85
Principal Draws                                                                 6,094,563.22
Net Principal Collections                                                       3,452,304.63

Mortgage Loan Principal balance current period                                249,204,935.81

Interest earned on Pre-Funding Account                                                 34.51
Interest earned on Funding Account                                                  4,121.24
Interest Collections                                                            1,854,378.05
Excess Spread                                                                     540,161.63


Weighted Average Net Loan Rate                                                      9.06302%
Substitution Adjustment Amount                                                          0.00

Note Rate                                                                            5.7625%

Term Notes                                                                      Amount           Factor
Beginning Balance                                                             250,000,000.00       1.0000000
Ending Balance                                                                250,000,000.00       1.0000000
Principal                                                                               0.00       0.0000000
Interest                                                                        1,280,555.56     128.0555560
Interest Shortfall                                                                      0.00       0.0000000
Security Percentage                                                                   99.50%

Variable Funding Notes                                                          Amount
Beginning Balance                                                               1,257,520.54
Ending Balance                                                                  1,257,520.54
Principal                                                                               0.00
Interest                                                                            6,441.30
Interest Shortfall                                                                      0.00
Security Percentage                                                                    0.50%


Certificates                                                                            0.00


Funding Account Balance                                                      Total Amount
Beginning Balance                                                               1,150,853.45
Prior Month Principal Collections deposit                                       3,542,787.21
Prior Month Overcollateralization deposit                                         510,203.12
Withdraw for Prior month interest earned                                              334.11
Interest Earned on Funding Account                                                  4,121.24
Additional Balances/Subsequent Loan Transfer                                    4,476,577.94
                                                     Total Ending Balance         731,052.97


Total Funding Account Deposit (including Net Principal and
  OverCollateralization                                                         3,996,622.01
Current Month Net Principal Collections                                         3,452,304.63
Current Month Subsequent Transfer Loan Acquired                                 4,476,577.94
Additional Balances Acquired                                                            0.00

Pre-Funding Account Balance

Beginning Balance                                                                     161.08
Interest Earned on Prefunding Account                                                  34.51
Prior month Interest transferred to Note Payment Account                               63.79
Current Month Subsequent Transfer Loan Acquired                                         0.00
                                                     Total Ending Balance             131.80


Capitalized Interest Account Balance

Beginning Balance                                                                   2,124.18
Interest Earned                                                                         9.08

                                                     Total Ending Balance           2,133.26


Beginning Overcollateralization Amount                                          2,126,748.92
Overcollateralization Amount Increase (Decrease)                                  544,317.38
Outstanding Overcollaterization Amount                                          2,671,066.30
Target Amount                                                                   4,375,000.00

Credit Enhancement Draw Amount                                                          0.00
Unreimbursed Prior Draws                                                                0.00

Has a Rapid Amortization Event Occurred?                                                  No
Has a Managed Amortization Event Occurred?                                                No
Has a Servicing Default Occurred ?                                                        No


                                                                                                 Number         Percent
                                                                                     Balance    of Loans      of Balance
Delinquent Loans (30 Days)                                                      1,862,667.46       63            0.75%
Delinquent Loans (60 Days)                                                        334,567.58        8            0.13%
Delinquent Loans (90+ Days) (1)                                                   230,767.04       10            0.09%
Foreclosed Loans                                                                        0.00        0            0.00%
REO                                                                                     0.00        0            0.00%

(1) 90+ Figures Include Foreclosures and REO
                                                                                                                Percent
                                                                           Liquidation To-Date                of Balance
Beginning Loss Amount                                                                   0.00
Current Month Loss Amount                                                               0.00                     0.00%
Ending Loss Amount                                                                      0.00